UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    February 2, 2012

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)

(571) 434-5400

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On February 2, 2012, NeuStar, Inc. (the “Company” or “Neustar”) announced its financial results for the fourth quarter of 2011 and 2011 fiscal year. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

A copy of the supplemental slides, which will be discussed during the Company’s earnings call at 4:30 p.m. Eastern Time on Thursday, February 2, 2012, is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

The information in this report on Form 8-K under Items 2.02 and 7.01, including the exhibits attached hereto related to Items 2.02 and 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The following are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release of Neustar, dated February 2, 2012, announcing fourth quarter 2011 and 2011 fiscal year financial results.
99.2	Slides presented at the February 2, 2012 earnings call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2012	NEUSTAR, INC.

	By:	/s/ Lisa A. Hook
		Name:	Lisa A. Hook
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Neustar, dated February 2, 2012, announcing fourth quarter 2011 and 2011 fiscal year financial results.
99.2	Slides presented at the February 2, 2012 earnings call.